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                        SUPPLEMENT DATED JANUARY 30, 2007
                                       TO
        THE HARTFORD MUTUAL FUNDS II, INC. PROSPECTUS DATED MARCH 1, 2006
             WITH RESPECT TO CLASS H, CLASS L AND CLASS M SHARES OF
                  EACH OF THE FUNDS LISTED BELOW (THE "FUNDS")

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND

SHARE RECLASSIFICATIONS At a Special Meeting of Shareholders held on January 16, 2007, shareholders approved the reclassification of Class H shares as Class L shares of The Hartford Growth Fund, The Hartford Growth Opportunities Fund and The Hartford SmallCap Growth Fund. Shareholders also approved the reclassification of Class M shares as Class L shares of The Hartford SmallCap Growth Fund.

It is expected that the reclassification of Class H shares and Class M shares of each Fund will occur on or about February 12, 2007.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.